UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 26, 2004

Date of Report (Date of earliest event reported)

VARCO INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13309	76-0252850
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2000 W. Sam Houston Parkway South,

Suite 1700

Houston, Texas 77042

(Address of principal executive offices) (Zip Code)

(281) 953-2200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Resignation of Director.

On August 27, 2004, Varco International, Inc. (the “Company”) announced the retirement of one of its directors, L.E. Simmons. Mr. Simmons’ retirement was effective on August 26, 2004. Attached to this Current Report on Form 8-K is a press release issued by the Company announcing Mr. Simmons’ retirement.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Text of Press Release, dated August 27, 2004.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARCO INTERNATIONAL, INC.

Date: August 27, 2004	By:	/s/ Clay C. Williams
Clay C. Williams
Vice President and Chief Financial Officer

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EXHIBIT INDEX

99.1	Text of Press Release, dated August 27, 2004.